                      LOAN DOCUMENT MODIFICATION AGREEMENT
                      ------------------------------------
                      (No. 4; dated as of January 3, 1997)
                      ------------------------------------


     LOAN DOCUMENT MODIFICATION AGREEMENT dated as of January 3, 1997 by and between NETRIX CORPORATION, a Delaware corporation with its principal place of business at 13595 Technology Drive, Herndon, Virginia 22071, (the "Borrower")
                                                                   --------
and SILICON VALLEY BANK (the "Bank"), a California chartered bank with its
                              ----
principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, MA 02181 and One Central Plaza, 11300 Rockville Plaza, Rockville, MD 20852 doing business under the name "Silicon Valley East".

     1.  Reference to Existing Loan Documents.
         ------------------------------------

     Reference is hereby made to that Credit Agreement dated December 27, 1994 between the Bank and the Borrower as previously amended as of July 31, 1995, October 5, 1995 and March 18, 1996 (with the attached schedules and exhibits, the "Credit Agreement") and the Loan Documents referred to therein, including
     ----------------
without limitation that certain Amended and Restated Promissory Note (Line of Credit Loans) of the Borrower dated as of March 18, 1996 in the principal amount of $2,000,000 (the "Note"), and the Security Documents referred to therein.
                    ----
Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Credit Agreement.

     2.  Effective Date.
         --------------

     This Agreement shall become effective as of January 3, 1997 (the "Effective
                                                                       ---------
Date"), provided that the Bank shall have received the following on or before
----
March 27, 1997 and provided further, however, that in no event shall this Agreement become effective until signed by an officer of the Bank in California:

          a. two copies of this Agreement, duly executed by the Borrower;

          b. a Second Amended and Restated Promissory Note (Line of Credit Loans) in the form enclosed herewith (the "Second Amended Note"),
                                                        -------------------
             duly executed by the Borrower; and

          c. a check in the amount of $785 payable to Sullivan & Worcester LLP, its special legal counsel, in connection with this Agreement.

     By the signature of its authorized officer below, the Borrower is hereby representing that the representations of the Borrower set forth in the Loan Documents (including those contained in the Credit Agreement, as amended by this and previous Agreements) are true and correct as of the Effective Date as if made on and as of such date. Finally, the Borrower (and each guarantor, if any, signing below) agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts under the Credit Agreement and the other Loan Documents.

     3.   Description of Change in Terms.
          ------------------------------

     As of the Effective Date, the Credit Agreement is modified in the following respects:

          a. Section 1.1 is hereby amended by changing the date "January 3, 1997" referred to in the third line of such section as the Commitment Expiration Date to "May 3, 1997."

          b. Section 1.5 is hereby amended by changing the date "January 3, 1997" referred to in the second line of such section as the Line of Credit Loans Maturity Date to "May 3, 1997."

          c. The Credit Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

     4.   Continuing Validity.
          -------------------

     Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby. Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

     5.   Miscellaneous.
          -------------

          a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

          b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

          c. THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON

          OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

       d. The Borrower agrees to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP special counsel for the Bank with respect thereto.

     IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.


                                      Sincerely,

                                      SILICON VALLEY EAST, a Division
                                         of Silicon Valley Bank


                                       By:
                                           -----------------------------
                                           Name:
                                           Title:


                                       SILICON VALLEY BANK

                                       By:
                                           -----------------------------
                                           Name:
                                           Title:
                                           (signed in Santa Clara, CA)



                                        NETRIX CORPORATION

                                       By: /s/ Robert W. Carroll
                                           --------------------------------
                                           Name: Robert W. Carroll
                                           Title: Vice President of Finance

                  SECOND AMENDED AND RESTATED PROMISSORY NOTE
                             (Line of Credit Loans)


$2,000,000                      Herndon, Virginia
                                As of January 3, 1997 (Originally
                                dated December 27, 1994,  as
                                previously amended as of  October 5,
                                1995 and March 18, 1996)


          For value received, the undersigned, NETRIX CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to SILICON VALLEY BANK (the
                  --------
"Bank") at the office of the Bank located at 3003 Tasman Drive, Santa Clara,
 ----
California 95054, or to its order, the lesser of Two Million Dollars ($2,000,000) or the outstanding principal amount hereunder, on May 3, 1997 (the "Maturity Date"), together with interest on the principal amount hereof from
 -------------
time to time outstanding at a fluctuating rate per annum equal to the Prime Rate (as defined in the Credit Agreement referred to below) plus 0.75% until the Maturity Date, payable monthly in arrears on the third day of each calendar month occurring after the date hereof and on the Maturity Date. The Borrower promises to pay on demand interest at a per annum rate of interest equal to the Prime Rate plus 5.75% on any overdue principal (and to the extent permitted by law, overdue interest).

          Computations of interest shall be made by the Bank on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable.

          This promissory note further amends and restates the terms and conditions of the obligations of the Borrower under the promissory note (line of credit loans) dated December 27, 1994, as previously amended and restated as of October 5, 1995 and March 18, 1996 (the "Original Note"), by the Borrower to the
                                         -------------
Bank. Nothing contained in this promissory note shall be deemed to create or represent the issuance of new indebtedness or the exchange by the Borrower of the Original Note for a new promissory note. This promissory note is referred to in the Credit Agreement dated December 27, 1994, as amended by a letter amendment dated as of July 31, 1995 and by three Loan Document Modification Agreements dated as of October 5, 1995, March 18, 1996 and January 3, 1997 respectively, between the Bank and the Borrower together with all related schedules, as the same may be amended, modified or supplemented from time to time (the "Credit Agreement") and is subject to optional and mandatory
           ----------------
prepayment as provided therein, and is entitled to the benefits thereof and of the other Loan Documents referred to therein. This note is secured by a Security Agreement dated as of December 27, 1994, as amended March 18, 1996 (the "Security Agreement"), by the Borrower in favor of the Bank, as the same may be
 ------------------
amended, modified or supplemented from time to time, and by the other Security Instruments referenced in the Credit Agreement.

          Each reference in each Loan Document (as defined in the Credit Agreement) to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Original Note, shall mean and be a reference to the Original Note, as amended and restated hereby.

          Upon the occurrence of any Event of Default under, and as defined in, the Credit Agreement, at the option of the Bank, the principal amount then outstanding and the accrued interest on the advances under this note and all other amounts payable under this note shall become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

          The Bank shall keep a record of the amount and the date of the making of each advance pursuant to the Credit Agreement and each payment of principal with respect thereto by maintaining a computerized record of such information and printouts of such computerized record, which computerized record, and the printouts thereof, shall constitute prima facie evidence of the accuracy of the
                                    ----- -----
information so endorsed.

          The undersigned agrees to pay all reasonable costs and expenses of the Bank (including, without limitation, the reasonable fees and expenses of attorneys) in connection with the enforcement of this note and the other Loan Documents and the preservation of their respective rights hereunder and thereunder.

          No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

          THIS NOTE HAS BEEN DELIVERED TO THE BANK AND ACCEPTED BY THE BANK IN THE STATE OF CALIFORNIA.

          THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE COMMITMENT LETTER) OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          BY ITS EXECUTION AND DELIVERY OF THIS NOTE, THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS (OR IF FOR ANY REASON ACCESS TO SUCH COURTS IS DENIED TO THE BANK, THEN, IN THE STATE OF CALIFORNIA) IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF

THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE COMMITMENT LETTER) OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT, IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED, SUBJECT TO EXERCISE AND EXHAUSTION OF ALL RIGHTS OF APPEAL AND TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIMS THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

          ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS AND THIS NOTE SHALL BE DEEMED TO BE UNDER SEAL.

                              NETRIX CORPORATION


                              By:  /s/ Robert W. Carroll
                                  --------------------------------
                                  Name: Robert W. Carroll
                                  Title: Vice President of Finance